UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF
 THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 2, 2012

The Phoenix Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16517	06-1599088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One American Row, Hartford, CT	06102-5056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 403-5000

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 8, 2012, The Phoenix Companies, Inc. (the “Company”) decided to implement the following management and organizational changes.

Effective November 15, 2012, Peter A. Hofmann, CFA, 53, who has served as Chief Financial Officer and Treasurer and principal financial officer since 2007, will become Executive Vice President, Strategy and Business Development, which is a new position that will focus on accelerating new business momentum and improving profitability.  Mr. Hofmann will be responsible for strategic planning, business development and capital management.

Concurrent with this change, Bonnie J. Malley will be promoted to Executive Vice President, Chief Financial Officer and Treasurer.  In such capacity, Ms. Malley will serve as the Company’s principal financial officer.  Ms. Malley, 51, has served as Executive Vice President and Chief Administrative Officer of the Company since 2008.  Prior to being named Executive Vice President and Chief Administrative Officer, Ms. Malley served as the head of Human Resources beginning in 2002 and, in the ensuing years, added other administrative functions. Ms. Malley was appointed Senior Vice President and Chief Accounting Officer in 2001 and Vice President, Corporate Finance in 1998. Ms. Malley joined the Company in 1985 as a staff auditor within the securities accounting and investment accounting functions.

On October 2, 2012, Philip K. Polkinghorn, FSA, Senior Executive Vice President, Business Development of the Company, resigned effective October 31, 2012 to pursue other opportunities.

On October 9, 2012, the Company issued a news release announcing the foregoing management and organizational changes.  A copy of the news release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

The foregoing may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements.  These forward-looking statements include statements relating to trends in, or representing management’s beliefs about, our future transactions, strategies, operations and financial results, and often contain words such as “will,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should” and other similar words or expressions.  Forward-looking statements are made based upon management’s current expectations and beliefs concerning trends and future developments and their potential effects on us.  They are not guarantees of future performance.  Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, that some or all of the anticipated benefits of the management and organizational changes described herein may not be realized or maintained.  Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at www.phoenixwm.com under “Investor Relations.”  You are urged to carefully consider all such factors.  We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this report, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized.

Item 9.01	Financial Statements and Exhibits

      (d)      Exhibits

The following exhibit is furnished herewith:

99.1    News Release of The Phoenix Companies, Inc. dated October 9, 2012.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PHOENIX COMPANIES, INC.
Date: October 9, 2012	By:	/s/ John T. Mulrain
		Name:	John T. Mulrain
		Title:	Executive Vice President, General Counsel and Secretary